UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2016

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) held on November 16, 2016, Sysco’s stockholders elected each of the Company’s director nominees, who had been nominated to serve until the Company’s 2017 Annual Meeting of Stockholders. Daniel J. Brutto was re-elected with 99.55% of the votes cast, John M. Cassaday was re-elected with 95.69% of the votes cast, Judith B. Craven was re-elected with 97.09% of the votes cast, William J. DeLaney was re-elected with 99.02% of the votes cast, Joshua D. Frank was re-elected with 98.23% of the votes cast, Larry C. Glasscock was re-elected with 98.32% of the votes cast, Jonathan Golden was re-elected with 88.38% of the votes cast, Bradley M. Halverson was re-elected with 99.52% of the votes cast, Hans-Joachim Koerber was re-elected with 99.17% of the votes cast, Nancy S. Newcomb was re-elected with 99.13% of the votes cast, Nelson Peltz was re-elected with 98.05% of the votes cast, Edward D. Shirley was re-elected with 99.35% of the votes cast, Richard G. Tilghman was re-elected with 97.78% of the votes cast, and Jackie M. Ward was re-elected with 97.13% of the votes cast. The stockholders also approved the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2016 proxy statement, and ratified the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2017. The stockholder vote on executive compensation was approved by 94.15% of the votes cast, and the ratification of the appointment of the independent registered public accounting firm for fiscal 2017 was approved by 98.47% of the votes cast. The stockholder proposal regarding a policy limiting accelerated vesting of equity awards upon a change in control was not approved by stockholders, receiving approximately 35.75% of the votes cast. With respect to each item, the number of votes cast includes all “for” and “against” votes, and abstentions and broker non-votes are disregarded with respect to each item.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

Name	Votes For	Votes Against	Total Votes Cast	Abstentions	Broker Non-Votes
Daniel J. Brutto	404,226,666	1,310,531	405,537,197	515,685	76,046,239
John M. Cassaday	388,572,710	15,582,865	404,155,575	1,897,307	76,046,239
Judith B. Craven	394,263,406	11,050,462	405,313,868	739,014	76,046,239
William J. DeLaney	402,075,816	3,366,682	405,442,498	610,384	76,046,239
Joshua D. Frank	398,900,305	6,649,600	405,549,905	502,977	76,046,239
Larry C. Glasscock	399,239,438	6,299,898	405,539,336	513,546	76,046,239
Jonathan Golden	358,891,919	46,311,684	405,203,603	849,279	76,046,239
Bradley M. Halverson	404,126,235	1,415,670	405,541,905	510,977	76,046,239
Hans-Joachim Koerber	402,721,382	2,805,067	405,526,449	526,433	76,046,239
Nancy S. Newcomb	402,542,013	3,016,798	405,558,811	494,071	76,046,239
Nelson Peltz	398,174,986	7,324,875	405,499,861	553,021	76,046,239
Edward D. Shirley	403,432,025	2,095,501	405,527,526	525,356	76,046,239
Richard G. Tilghman	397,046,999	8,447,131	405,494,130	558,752	76,046,239
Jackie M. Ward	394,422,237	10,997,850	405,420,087	632,795	76,046,239

Proposal 2 – Approval, by advisory vote, of the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2016 proxy statement

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
382,307,466	21,897,561	404,205,027	1,847,855	76,046,239

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2017

Votes For	Votes Against	Votes Cast	Abstentions
474,766,838	6,260,177	481,027,015	1,072,106

Proposal 4 – Stockholder proposal regarding a policy limiting accelerated vesting of equity awards upon a change in control.

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
145,182,165	258,512,070	403,694,235	2,358,647	76,046,239

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 17, 2016	By:	/s/ Russell T. Libby
Russell T. Libby Executive Vice President, Administration and Corporate Secretary

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